SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2003

RURAL CELLULAR CORPORATION (Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EX-99 Press Release

Item 5. Other Events.

On July 20, 2003, the Registrant issued a notice of a certain proposed unregistered offering of senior notes pursuant to Rule 135c of the Securities Act of 1933. See attached Press Release (Exhibit 99).

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99 Press Release dated July 20, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2003

RURAL CELLULAR CORPORATION (Registrant)

By:	/s/ Richard P. Ekstrand
Richard P. Ekstrand President and Chief Executive Officer

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